U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 11, 2001



                              HADRO RESOURCES, INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                          87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                                 50 West Liberty
                                    Suite 880
                               Reno, Nevada 89501
                    (Address of Principal Executive Offices)

                                 (702) 433-5250
                           (Issuer's telephone number)

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Item 6. Resignations of Registrant's Directors.

     The board of directors of Hadro Resources, Inc., a Nevada corporation (the "Company") accepted the resignation of one of its directors, Gene D. Wilson, effective March 6, 2001. The reason for the resignation of Mr. Wilson, as set forth in the letter dated March 11, 2001, is due to potential conflicts of interest. Mr. Wilson also resigned as the Secretary of the Company effective March 6, 2001.

Items 1 through 5 not applicable.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          10.2 Letter dated March 6, 2001 from Gene D. Wilson.

          10.3 Letter dated March 11, 2001 from Gene D. Wilson


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                HADRO RESOURCES, INC.


Date: March 21, 2001                            By: /s/ Grant Atkins
--------------------                            --------------------
                                                Grant Atkins, President